DELAWARE INVESTMENT ADVISERS
                          ONE COMMERCE SQUARE
                   PHILADELPHIA, PENNSYLVANIA 19103
                            (215) 255-2827


  MARY ELLEN M. CARROZZA
  VICE PRESIDENT, CLIENT SERVICES



  Dear [SHAREHOLDER]:

  You recently received your copy of the 1999 Annual Report for Delaware Pooled Trust portfolios. We would like to make you aware of a printing error that occurred in the High-Yield Bond Portfolio review on page 28 of the Annual Report.

  For the growth-of-$10,000 line graph that compares the Portfolio with the Salomon Smith Barney High-Yield Cash Pay Index, the lines were inadvertently mislabeled. The black line, labeled in the report as the index with an ending value of $11,756, in fact represents the performance of the Delaware Pooled Trust High-Yield Bond Portfolio. Similarly, the blue line (incorrectly labeled in the report as the Delaware Pooled Trust High-Yield Bond Portfolio) actually represents the performance of the Salomon Smith Barney High-Yield Cash Pay Index, with an ending value of $11,700.

  Please feel free to contact us should you have any questions on this matter. We sincerely apologize for any confusion or inconvenience this may have caused. Thank you for your understanding.

  Best wishes for a happy and healthy new year and new millennium.

  Sincerely,

  /s/Mary Ellen M. Carrozza